EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    I, John P. Bilbrey, do hereby make, constitute and appoint Jennifer M. Daniels and Kristine Hutchinson, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2021, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

    In witness whereof, I have executed this Power of Attorney this 29th day of January, 2022.

/s/ John P. Bilbrey
Name: John P. Bilbrey

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    I, John T. Cahill, do hereby make, constitute and appoint Jennifer M. Daniels and Kristine Hutchinson, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2021, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

    In witness whereof, I have executed this Power of Attorney this 28th day of January, 2022.

/s/ John T. Cahill
Name: John T. Cahill

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    I, Lisa M. Edwards, do hereby make, constitute and appoint Jennifer M. Daniels and Kristine Hutchinson, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2021, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

    In witness whereof, I have executed this Power of Attorney this 28th day of January, 2022.

/s/ Lisa M. Edwards
Name: Lisa M. Edwards

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    I, C. Martin Harris, do hereby make, constitute and appoint Jennifer M. Daniels and Kristine Hutchinson, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2021, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

    In witness whereof, I have executed this Power of Attorney this 1st day of February, 2022.

/s/ C. Martin Harris
Name: C. Martin Harris

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    I, Martina Hund-Mejean, do hereby make, constitute and appoint Jennifer M. Daniels and Kristine Hutchinson, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2021, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

    In witness whereof, I have executed this Power of Attorney this 29th day of January, 2022.

/s/ Martina Hund-Mejean
Name: Martina Hund-Mejean

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    I, Kimberly A. Nelson, do hereby make, constitute and appoint Jennifer M. Daniels and Kristine Hutchinson, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2021, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

    In witness whereof, I have executed this Power of Attorney this 28th day of January, 2022.

/s/ Kimberly A. Nelson
Name: Kimberly A. Nelson

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    I, Lorrie M. Norrington, do hereby make, constitute and appoint Jennifer M. Daniels and Kristine Hutchinson, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2021, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

    In witness whereof, I have executed this Power of Attorney this 28th day of January, 2022.

/s/ Lorrie M. Norrington
Name: Lorrie M. Norrington

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    I, Michael B. Polk, do hereby make, constitute and appoint Jennifer M. Daniels and Kristine Hutchinson, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2021, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

    In witness whereof, I have executed this Power of Attorney this 28th day of January, 2022.

/s/ Michael B. Polk
Name: Michael B. Polk

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    I, Stephen I. Sadove, do hereby make, constitute and appoint Jennifer M. Daniels and Kristine Hutchinson, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2021, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

    In witness whereof, I have executed this Power of Attorney this 28th day of January, 2022.

/s/ Stephen I. Sadove
Name: Stephen I. Sadove